                                                                   EXHIBIT 99.11

ATTORNEY DOCKET NO:                                                       PATENT

                           ASSIGNMENT OF PATENT RIGHTS
                              (COMPANY TO COMPANY)

         Clarent Corporation, a corporation duly organized under and pursuant to the laws of Delaware, and having its principal place of business at 700 Chesapeake Drive, Redwood City, California (herein referred to as "Assignor") owns the entire right, title and interest in any Letters Patent(s) ("said patent(s)") and any Patent application(s) ("said application(s)") set forth in
Schedule 1 attached hereto, as well as any invention(s) ("said invention(s)") disclosed in said application(s) and said patent(s).

         WHEREAS, Verso Technologies, Inc., a corporation duly organized under and pursuant to the laws of Minnesota, and having its principal place of business at 400 Galleria Parkway, Suite 300, Atlanta, Georgia (herein referred to as "Assignee"), is desirous of acquiring the entire right, title, and interest in and to said invention(s), said application(s), and said patent(s), the right to file applications on said invention(s), the entire right, title and interest in and to any applications for Letters Patent of the United States or other countries claiming priority to said application(s), the right to recover damages, including provisional or other royalties, for prior infringements of said application(s) and said patent(s), and the entire right, title, and interest in and to any Letters Patent or Patents, United States or foreign, to be obtained for said invention(s) and said application(s);

         NOW, THEREFORE, in consideration of the purchase price set forth in
Section 1.3 of that certain Asset Purchase Agreement by and between Clarent Corporation and Verso Technologies, Inc. dated as of December 13, 2002, the receipt of which is hereby acknowledged, the Assignor has sold, assigned, transferred, and set over, and by these presents does sell, assign, transfer, and set over, unto the Assignee, its successors, legal representatives, and assigns the entire right, title, and interest in and to said invention(s), said application(s), and said patent(s), the right to file applications on said invention(s), the entire right, title and interest in and to any applications for Letters Patent of the United States or other countries claiming priority to said application(s), including divisions, continuations, and continuations-in-part of said application(s), the right to recover damages, including provisional or other royalties, for prior infringements of said application(s) and said patent(s), the entire right, title and interest in and to any and all Letters Patent or Patents, United States or foreign, to be obtained for said invention(s) and said application(s), the entire right, title and interest in and to any and all reissues and extensions of said patent(s), and all rights under the Hague Convention, the Paris Convention for the Protection of Industrial Property, and under the Patent Cooperation Treaty, the same to be held and enjoyed by the Assignee, for its own use and behalf and the use and behalf of its successors, legal representatives, and assigns, to the full end of the term or terms for which Letters Patent or Patents may be granted as fully and entirely as the same would have been held and enjoyed by the Assignor had this sale and assignment not been made;

         AND for the same consideration, the Assignor hereby covenants and agrees to and with the Assignee, its successors, legal representatives, and assigns that the Assignor will, whenever counsel of the Assignee, or the counsel of its successors, legal representatives, and assigns, shall advise that any proceeding in connection with said invention(s), said application(s), said patent(s), any application claiming priority to said application(s), any reissue or extension of said patent(s), and any United States or foreign Letters Patent or Patents for said invention(s) or said application(s), including interference proceedings, is lawful and desirable, sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of Letters Patent or Patents for said invention(s), without charge to the Assignee, its successors, legal representatives, and assigns, but at the cost and expense of the Assignee, its successors, legal representatives, and assigns;

         AND the Assignor hereby requests the Commissioner of Patents to issue any and all aforementioned patent(s) of the United States to the Assignee, as the Assignee of said invention(s) and the Letters Patent to be issued thereon for the sole use and behalf of the Assignee, its successors, legal representatives, and assigns.



Date: 2/7/03                           By: /s/ J. B. Weil
                                          --------------------------------------
                                       Name:    James B. Weil
                                       Title:   President
                                       Company: Clarent Corporation

State of:

County of:

         The preceding Assignment was acknowledged before me this 7th day of February, 2003.



                                       /s/ Christian Donica
                                       -----------------------------------------
                                       Notary Public

My Commission Expires: 11/28/05

                                   SCHEDULE 1

                        CLARENT CORPORATION PATENT STATUS
                                25 NOVEMBER 2002

    COUNTRY         SERIAL NO.        FILED                  TITLE                             ISSUANCE STATUS
    -------         ----------        -----                  -----                             ---------------
      U.S.          08/907,686       08/08/97   Dynamic Forward Error Correction          Issued as U.S. Patent No.
                                                Algorithm for Internet Telephone          6,167,060 on 12/26/00

      U.S.          08/989,361       12/12/97   Internet Telephone System with            Issued as U.S. Patent No.
                                                Dynamically Varying Codec                 6,355,545 on 03/12/02

      U.S.          08/989,742       12/12/97   System Architecture for
                                                Internet Telephone

      U.S.          09/130,896       08/07/98   System and Method for Real-Time Data      Issued as U.S. Patent No.
                   (60/079,659)     (03/27/98)  and Voice Transmission over an            6,477,164 on 11/5/2002
                                                Internet Network

    Germany        199 13 948.2      03/26/99   System and Method for Real-Time Data
                                                and Voice Transmission over an
                                                Internet Network

                                                System and Method for Real-Time Data
     Japan          82017/1999       03/25/99   and Voice Transmission over an
                                                Internet Network

      U.S.          09/653,680       09/01/00   Interaction of VoIP Calls and
                   (60/152,039)     (09/02/99)  Cellular Networks

      U.S.          09/484,191       01/18/00   Dynamic Call Profiler

      U.S.          09/484,356       01/18/00   Redundant State Machines in
                                                Network Elements

      U.S.          09/733,446       12/07/00   System and Method for Roaming
                                                Billing

      U.S.          09/826,442       04/04/01   System and Method for Real-Time
                                                Addition of Devices to a
                                                Subscriber Account

      U.S.          09/851,553       05/08/01   System and Method for Electronic
                                                Transaction Settlement

      U.S.          09/993,104       11/06/01   System and Method for Dynamically
                                                Changing Error Correction Algorithm
                                                Redundancy Levels